Fourth Quarter 2009
Earnings Call

Supplemental Slides
Exhibit 99.2

Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, and the Form 10-K for the year ended December 31, 2009, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated February 22, 2010, to which the following supplemental slides are attached as
Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99.2

Highlights	4 - 5
Revenues	6
Expenses	7
Adjusted Consolidated EBITDA	8
Adjusted Income per Diluted Share	9 - 10
Free Cash Flow Reconciliation	11 - 12
Debt Reduction & Liquidity	13
2010 Guidance	14
Business Outlook	15
Appendix	16
Operational Excellence	17 – 19
Readmission Rates	20
Organic Growth	21
Regulatory Uncertainty	22
Revenues (YE)	23
Expenses (YE)	24
Revenues (Sequential)	25
Expenses (Sequential)	26
Operational and Labor Metrics	27
Payment Sources	28
Debt Maturities	29
Interest Rate Swaps	30
Debt Schedule	31
Non-Operating Cash/Tax Position	32
Outstanding Share Summary	33
US GAAP Reconciliations	34 - 35

HEALTHSOUTH

Table of Contents

Exhibit 99.2

Highlights (Q4 2009)
 Goal One - Organic Growth
 ✓ Achieved 4.6% quarter-over-quarter discharge growth.
 – Same store discharge growth was 4.2%.
 ✓ Revenue growth of 5.5%.
 – Driven by higher discharge volume and Medicare market basket increase of 2.5%
 effective October 1, 2009.
 ✓ High-quality, cost-effective, patient care.
 – Continued labor productivity gains.
   Goal Two - Delever the Balance Sheet
 ✓ Reduced debt by $34.2 million during the quarter.
 ✓ Completed amendment and extension of the term loan facility and refinancing of floating rate notes due 2014.
   Goal Three - Disciplined, Opportunistic Growth
 ✓ Successful start-up of Mesa, AZ, 40-bed inpatient rehabilitation hospital.
 ✓ Expanded joint venture with St. Vincent Health System in Little Rock, AR, through the purchase of a 23-bed rehabilitation unit.
 ✓ Acquired a rehabilitation unit in Altoona, PA, through a newly formed joint venture and relocated its operations to one of our hospitals.

Exhibit 99.2

Highlights (2009)
Goal One - Organic Growth
 ✓ Achieved 5.4% year-over-year discharge growth through our sales and marketing initiative.
 ✓ Successful start-up of Mesa, AZ, 40-bed inpatient rehabilitation hospital.
 ✓ Added capacity for approximately 100 beds at existing hospitals.
 ✓ Broke ground on a 40-bed inpatient rehabilitation hospital in Loudoun County, VA.
Goal Two - Delever the Balance Sheet
 ✓ Reduced debt by $151 million and leverage from 5.3x to 4.3x(1).
 ✓ Completed capital structure enhancements.
Goal Three - Disciplined, Opportunistic Growth
 ✓ Expanded joint venture with St. Vincent Health System in Little Rock, AR, through the purchase of a 23-bed rehabilitation unit.
 ✓ Acquired a rehabilitation unit in Altoona, PA, through a newly formed joint venture and relocated its operations to one of our hospitals.
 ✓ Announced that our joint venture with Wellmont Health Systems will open a new, 25-bed inpatient rehabilitation hospital in Bristol, VA, in Q3 2010.
(1) Based on four quarter trailing Adjusted Consolidated EBITDA of $383.0 million and $341.2 million, respectively; see related debt schedule on slide 31 and reconciliation to GAAP on slides 34 through 35.

Exhibit 99.2

(Millions)	4th Qtr. 2009	4th Qtr. 2008	Favorable (Unfavorable) Change
Inpatient	$ 445.7	$ 416.5	7.0%
Outpatient and other	40.5	44.3	(8.6%)
Consolidated net operating	$ 486.2	$ 460.8	5.5%
(Actual Amounts)			
Discharges	28,772	27,516	4.6%
Net patient revenue / discharge	$ 15,491	$ 15,137	2.3%

HEALTHSOUTH

Revenues (Q4 2009 vs. Q4 2008)
• Inpatient revenue growth was driven by strong discharge volumes in Q4 2009 despite tough comparisons in Q4 2008.
 – Volume growth was driven by the sustained sales and marketing effort.
 – Same store discharge growth was 4.2%.
 – Pricing reflects 2.5% Medicare market basket increase effective October 1, 2009.
• Outpatient revenue declined as a result of 10 fewer outpatient satellites quarter over quarter.

Exhibit 99.2

Expenses (Q4 2009 vs. Q4 2008)

(Millions)	4th Qtr. 2009	4th Qtr. 2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 243.7	$ 232.1	(5.0%)
Percent of net operating revenues	50.1%	50.4%	30 bps
EPOB (employees per occupied bed)	3.55	3.64	2.5%
Hospital-related expenses	$ 119.2	$ 112.1	(6.3%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.5%	24.3%	(20) bps
General and administrative	$ 24.7	$ 23.5	(5.1%)
(excludes share-based compensation)			
Percent of net operating revenues	5.1%	5.1%	0 bps

HEALTHSOUTH

• Salaries and benefits increased as a result of an October 1, 2009, 2.3% merit increase.
 – Continued improvement on labor productivity demonstrated by lower EPOB.
• Hospital-related expenses increased as a result of higher discharge volume.

Exhibit 99.2

4th Qtr. 2009	4th Qtr. 2008	Change	
		$	%
$ 94.7	$ 87.5	$ 7.2	8.2%

Year-End 2009	Year-End 2008	Change	
		$	%
$ 383.0	$ 341.2	$ 41.8	12.3%

HEALTHSOUTH

Adjusted Consolidated EBITDA (1)
(Millions)
(1) Reconciliation to GAAP provided on slides 34 through 35.
• Improvements driven by:
 – Increased volumes
 – Improved labor productivity
 – Disciplined expense management
 – 2.5% Medicare market basket increase effective October 1, 2009

Exhibit 99.2

(Millions, except per share data)	4th Qtr. 2009	4th Qtr. 2008	Change $	Change %
Adjusted income from continuing operations [1]	$ 24.1	$ 24.3	$ (0.2)	(0.8%)
	Per Share		Per Share	
Adjusted income from continuing operations per diluted share [1]	$ 0.22	$ 0.24	$ (0.02)	(8.3%)

HEALTHSOUTH

Adjusted Income per Diluted Share (4Q 2009)

(1) Reconciliation to GAAP provided on slides 34 through 35.
• The improvement in adjusted earnings per share, driven by higher Adjusted
 Consolidated EBITDA and lower interest expense, was offset by a $15.6 million loss on early extinguishment of debt.
 – Interest expense was lower as a result of lower debt balances and a lower LIBOR rate.

Exhibit 99.2

Adjusted Income per Diluted Share (Year-End)

(Millions, except per share data)	Year-End 2009	Year-End 2008	Change $	Change %
Adjusted income from continuing operations [1]	$ 149.6	$ 72.9	$ 76.7	105.2%
	Per Share		Per Share	
Adjusted income from continuing operations per diluted share [1]	$ 1.45	$ 0.76	$ 0.69	90.8%

$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.76
$0.43
$0.19
$0.26
($0.07)
($0.11)
($0.01)
$1.45
90.8% Growth 2009 vs. 2008
Adj. EPS 2008
Adj. EBITDA Growth
Debt Reduction
LIBOR Reduction
Loss on Ext. of Debt
Increased Shares
All Other Changes
Adjusted EPS 2009

HEALTHSOUTH

(1) Reconciliation to GAAP provided on slides 34 through 35.

Exhibit 99.2

4th Qtr.		Year-End	
	2009	2008	2009	2008
Adjusted Consolidated EBITDA	$ 94.7	$ 87.5	$ 383.0	$ 341.2
Provision for doubtful accounts	7.8	6.9	33.1	27.0
Professional fees—accounting, tax, and legal	(3.8)	(31.5)	(8.8)	(44.4)
Interest expense and amortization of debt discounts and fees	(30.8)	(28.4)	(125.8)	(159.5)
(Gain) loss on sale of investments	(0.2)	1.5	(0.8)	1.4
UBS Settlement proceeds, gross	-	-	100.0	-
Equity in net income of nonconsolidated affiliates	(1.8)	(2.8)	(4.6)	(10.6)
Net income attributable to noncontrolling interests in continuing operations	8.2	8.1	33.4	29.8
Amortization of debt discounts and fees	1.7	1.6	6.6	6.5
Distributions from nonconsolidated affiliates	2.1	3.3	8.6	10.9
Current portion of income tax benefit	4.1	50.1	7.3	73.8
Change in assets and liabilities	(33.3)	(30.2)	(0.8)	(53.1)
Change in government, class action, and related settlements liability	(0.2)	(0.1)	(11.2)	(7.4)
Other operating cash (used in) provided by discontinued operations	(4.1)	11.9	(13.5)	11.4
Other	(0.4)	-	(0.4)	0.2
Net cash provided by operating activities	$ 44.0	$ 77.9	$ 406.1	$ 227.2

HEALTHSOUTH

Free Cash Flow Reconciliation: Adjusted Consolidated EBITDA
(1) to Net Cash Provided by Operating Activities
(1) Notes on page 35.

Exhibit 99.2

Free Cash Flow Reconciliation: Net Cash provided by Operating Activities to Adjusted Free Cash Flow

	4th Qtr.		Year-End	
(Millions)	2009	2008	2009	2008
Net cash provided by operating activities	$ 44.0	$ 77.9	$ 406.1	$ 227.2
Impact of discontinued operations	4.1	(11.9)	13.5	(11.4)
Net cash provided by operating activities of continuing operations	48.1	66.0	419.6	215.8
Capital expenditures for maintenance [1]	(9.6)	(17.4)	(34.1)	(42.6)
Net settlements on interest rate swaps	(11.9)	(6.8)	(42.2)	(20.7)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(26.0)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(9.9)	(7.1)	(32.7)	(33.4)
Non-recurring items:				
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	(73.8)	-
Cash paid for professional fees - accounting, tax, and legal	3.8	5.3	15.3	18.2
Cash paid for government, class action, and related settlements	0.2	-	11.2	7.4
State and federal income tax refunds related prior periods	(4.2)	(63.1)	(63.7)	(90.4)
Adjusted free cash flow	**$ 10.0** [2]	**$ (29.6)**	**$ 173.6**	**$ 28.3**

HEALTHSOUTH

(1) Includes capital expenditures for the hospital refresh program.
(2) Reflects seasonal use of cash related to interest and insurance payments.

Exhibit 99.2

Debt Outstanding(1)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.66
YE06
YE07
YE08
Dec-09

	Dec. 31, 2009	Dec. 31, 2008
Cash Available	$ 80.9	$ 32.1
Revolver Total Line	$ 400.0	$ 400.0
Less:		
– Draws	-	(40.0)
– Letters of credit	-	(52.7)
Available	$ 400.0	$ 307.3
Total Liquidity	$ 480.9	$ 339.4

HEALTHSOUTH

(1)  Based on four quarter trailing Adjusted Consolidated EBITDA of $383.0 million; see related debt schedule on slide 31, and reconciliation to
 GAAP on slides 34 through 35.
 Debt to EBITDA 6.3x 6.3x 5.3x 4.3x (1)
($ Billions)
Year-End 2011 Goal: 3.5x to 4.0x
Debt Reduction and Liquidity
Liquidity

Exhibit 99.2

Actual 2009	Guidance 2010
Adjusted Consolidated EBITDA [1]	$383.0 million	$397 to $407 million
Adjusted earnings per share [1][2]	$1.45 per share	$1.60 to $1.70 per share

HEALTHSOUTH

2010 Guidance (1)
(1) Reconciliation to GAAP provided on slides 34 through 35.
(2) Adjusted income from continuing operations per diluted share.

Exhibit 99.2

Business Outlook
3.5x to 4.0x Debt to EBITDA (by YE 2011)
(Exclusive of any E&Y settlement)
Organic growth through capacity
expansion and de novos
(~ $60 million in 2010)
IRF acquisitions/joint ventures
Deleveraging
Growth

Acquisitions of other,
complementary post-acute services
Reform
1.Pricing
2.Bundling
Sector
Regulation
Pilot/Demonstration
Projects
 • LTCH: admission criteria; 25% Rule; MMSEA extension
 • Home Health: outliers; reimbursement methodology
Deleveraging, Growth, Reform and Sector Regulation
  No change Unknown at this time
 2010 2011 2012 2013

Exhibit 99.2

Appendix

Exhibit 99.2

UDS Industry Sites (1)
HLS Same Store (2)
Trailing 4 quarters
Industry Avg. is 1.0%
3.3%
5.7%
2.9%
8.1%
3.6%
9.7%
4.8%
1.3%
4.7%
1.6%
5.3%
0.1%
4.2%
-0.5%
-0.3%
-0.2%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308
Q409 vs. Q408

30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,519	25,418	24,371	24,858
2008	26,171	26,831	26,666	27,516
2009	27,699	28,379	28,125	28,772

HEALTHSOUTH

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 90 HealthSouth sites.
(2) Includes 90 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
Operational Excellence: Sustained Market Share Gains
HealthSouth vs. Industry
Quarterly Discharges
✓ HealthSouth’s volume growth
 has outpaced competitors’
✓ TeamWorks = standardized
 sales & marketing
✓ Capacity expansions will help
 facilitate organic growth:
 • ~ 100 new beds 2009
 • ~ 100 new beds 2010

Exhibit 99.2

30
28
26
24
22
20
18
16
14
29.5
26.2
HealthSouth Average
UDS Average *

2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.54
2.26
HealthSouth Average
UDS Average **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports 2008 Year End Report
FIM Gain = Change in Functional
Independent Measurement (based
on an 18 point assessment) from
Admission to Discharge
** Average = Expected, Risk-adjusted LOS Efficiency
Operational Excellence = “High-Quality” Care
 * Average = Expected, Risk-adjusted FIM Change Average

Exhibit 99.2

Operational Excellence = “Cost-Effective” Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1)  All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Exhibit 99.2

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

IRFs have Lower Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Exhibit 99.2

Location	Installed Beds	Operational Date
Mesa, AZ	40 Beds	Q309
Loudoun County, VA	40 Beds	Q210
Bristol, VA	25 Beds	Q310

Acquisitions:

HEALTHSOUTH

Capacity expansions:
 • Approximately 100 beds added in 2010.
 • Average investment per bed including renovation:
 – $100K to $250K
 De novos:
 • Expanded joint venture with St. Vincent Health System in Little Rock, AR, through the purchase of a 23-bed rehabilitation unit.
 • Acquired the rehabilitation unit in Altoona, PA, through a newly formed joint venture and relocated its operations to one of our hospitals.
Organic Growth
Cash pay-back:
6 - 7 years
Cash pay-back:
2 - 4 years

Exhibit 99.2

Regulatory Uncertainty

Future Regulatory Risk	IRF	SNF	LTCH	HH
1. Re-basing payment system	No	Yes; RUGS IV begins 10/01/10 (Senate bill delays until 10/01/11)	No	Yes; would be required as part of healthcare reform (2014 Senate bill; 2011 House bill)
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA moratorium expires (short stay outliers)	Yes; 10% cap per agency
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occuring in RY 2010 and, possibly, RY 2011	Yes; occuring in CYs 2010 and 2011
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	No
5. Healthcare reform: – **Market Basket update reductions** – **Productivity Adjustments** – **Bundling** – **"Super" MedPAC**	Unknown at this time	Unknown at this time	Unknown at this time	Unknown at this time
6. Other	N/A	N/A	25% Rule will be reinstituted when MMSEA moratorium expires	N/A

HEALTHSOUTH

Sources: Senate Reform Bill, CMS Regulatory published rules and MMSEA

Exhibit 99.2

(Millions)	2009	2008	Favorable (Unfavorable) Change
Inpatient	$ 1,743.4	$ 1,651.7	5.6%
Outpatient and other	167.7	177.8	(5.7%)
Consolidated net operating	$ 1,911.1	$ 1,829.5	4.5%
(Actual Amounts)			
Discharges	112,975	107,184	5.4%
Net patient revenue / discharge	$ 15,432	$ 15,410	0.1%

HEALTHSOUTH

Revenues (Year-End)

Exhibit 99.2

(Millions, except percent)	2009	2008	Favorable/ (Unfavorable) Change
Salaries and benefits	$ 948.8	$ 928.2	(2.2%)
Percent of net operating revenues	49.6%	50.7%	110 bps
EPOB (employees per occupied bed)	3.53	3.62	2.5%
Hospital related expenses (other operating, supplies, occupancy, bad debts)	$ 464.5	$ 448.9	(3.5%)
Percent of net operating revenues	24.3%	24.5%	20 bps
General and administrative (excludes share-based compensation)	$ 91.1	$ 93.8	2.9%
Percent of net operating revenues	4.8%	5.1%	30 bps

HEALTHSOUTH

Expenses (Year-End)

Exhibit 99.2

(Millions, except percent)	4th Qtr. 2009	3rd Qtr. 2009	Favorable (Unfavorable) Change
Inpatient	$ 445.7	$ 429.2	3.8%
Outpatient and other	40.5	41.2	(1.7%)
Consolidated net operating	$ 486.2	$ 470.4	3.4%
(Actual Amounts)			
Discharges	28,772	28,125	2.3%
Net patient revenue / discharge	$ 15,491	$ 15,260	1.5%

HEALTHSOUTH

Revenues (Sequential)

Exhibit 99.2

(Millions, except percent)	4th Qtr. 2009	3rd Qtr. 2009	Favorable (Unfavorable) Change
Salaries and benefits	$ 243.7	$ 234.0	(4.1%)
Percent of net operating revenues	50.1%	49.7%	(40) bps
EPOB (employees per occupied bed)	3.55	3.58	0.8%
Hospital related expenses	$ 119.2	$ 113.9	(4.7%)
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	24.5%	24.2%	(30) bps
General and administrative	$ 24.7	$ 22.6	(9.3%)
(excludes share-based compensation)			
Percent of net operating revenues	5.1%	4.8%	(30) bps

HEALTHSOUTH

Expenses (Sequential)

Exhibit 99.2

Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	2009	2008
						(In Millions)				
Net patient revenue-inpatient	$ 445.7	$ 429.2	$ 437.2	$ 431.3	$ 416.5	$ 409.3	$ 408.5	$ 417.4	$ 1,743.4	$ 1,651.7
Net patient revenue-outpatient and other revenues	40.5	41.2	44.4	41.6	44.3	43.5	45.6	44.4	167.7	177.8
Net operating revenues	$ 486.2	$ 470.4	$ 481.6	$ 472.9	$ 460.8	$ 452.8	$ 454.1	$ 461.8	$ 1,911.1	$ 1,829.5
						(Actual Amounts)				
Discharges [(2)]	28,772	28,125	28,379	27,699	27,516	26,666	26,831	26,171	112,975	107,184
Outpatient visits	265,067	281,913	291,944	283,621	290,018	308,055	317,151	303,702	1,122,545	1,218,926
Average length of stay	14.0	14.3	14.4	14.6	14.3	14.7	14.7	15.2	14.3	14.7
Occupancy %	66.5%	67.0%	69.4%	69.9%	66.1%	66.0%	67.3%	67.5%	67.3%	66.8%
# of licensed beds	6,572	6,507	6,454	6,443	6,463	6,476	6,441	6,485	6,572	6,463
Occupied beds	4,370	4,360	4,479	4,504	4,272	4,274	4,335	4,377	4,423	4,317
Full-time equivalents (FTEs) [(3)]	15,428	15,528	15,590	15,469	15,445	15,633	15,597	15,215	15,504	15,473
Contract labor	64	60	120	143	116	135	218	202	97	168
Total FTE and contract labor	15,492	15,588	15,710	15,612	15,561	15,768	15,815	15,417	15,601	15,641
EPOB [(4)]	3.55	3.58	3.51	3.47	3.64	3.69	3.65	3.52	3.53	3.62

(1) Numbers have been reclassified to reflect current continuing operations.

HEALTHSOUTH

Operational and Labor Metrics (1)
(2) Represents discharges from HealthSouth’s 90 consolidated hospitals, which includes Mesa, Arizona starting in Q3 2009.
(3) Excludes approx. 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s condensed consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.2

Twelve Months Ended Dec. 31,	
	2009	2008
Medicare	67.9%	67.2%
Medicaid	2.1%	2.2%
Workers' compensation	1.6%	2.1%
Managed care and other discount plans (1)	23.1%	22.4%
Other third-party payors	2.7%	3.5%
Patients	1.2%	1.0%
Other income	1.4%	1.6%
Total	100.0%	100.0%

HEALTHSOUTH

Payment Sources
(1) Managed Medicare revenues represent ~ 8% and 6% of total revenues for 2009 and 2008, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.2

$451.5
$505.9
$289.4
$292.5
$21.5
$20.8
$20.2
$9.4
$5.5
$6.0
$4.1
$46.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

HEALTHSOUTH

Debt Maturities: No Near-Term Financing Needs
(Millions)
= Term Loan maturities
= 10.75% Fixed
= 8.125% Fixed
= Capital leases and term
 loan amortization
As of December 31, 2009

Exhibit 99.2

Floating Rate Debt Balances	Dec. 31, 2009	Floating Interest Rate
Advances under $400 million revolving credit facility	$ -	Libor plus 275
Term Loan facility due 2013	452.0	Libor plus 225
Term Loan facility due 2015	299.3	Libor plus 375 (1)
Total	$ 751.3	

	Swap Roll Off Dates		
Swap Settlement	**Dec. 2009**	**March 2010**	**March 2011**
Does not Qualify for Hedge Accounting (2)			
Net notional amount of interest rate swaps (3)	$ 956.0	$ 884.0	$ -
Receive 3 month Libor and pay 5.22% fixed			
Does Qualify for Hedge Accounting (4)			
Notional amount of the interest rate swap			100.0
Receive 3 month Libor and pay 2.6% fixed			
Notional amount of the interest rate swap			100.0
Receive 3 month Libor and pay 2.9% fixed			

HEALTHSOUTH

Interest Rate Swaps: as of December 31, 2009
(Millions)
(1) In October 2009, the credit agreement was amended. The maturity for $300 million of the term loan has been extended to 2015. The extended portion of the term loan will bear an interest rate of Libor plus 375.
(2) Cash settlements flow through investing activities.
(3) In June 2009, we entered into a receive-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.
(4) Forward-starting interest rate swaps (designated as cash flow hedges). Cash settlements will flow through operating activities as part of interest expense.

Exhibit 99.2

Debt Balances		
	Dec. 31, 2009	Dec. 31, 2008	2009 YTD Debt Reduction
Advances under $400 million revolving credit facility, March 2012	$ -	$ 40.0	$ (40.0)
Term loan facility - March 2013, 2015	751.3	783.6	(32.3)
Bonds payable:			
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	-	366.0	(366.0)
10.75% Senior Notes due 2016	494.9	494.3	0.6
8.125% Senior Notes due 2020	285.2	-	285.2
Other bonds payable	1.8	1.8	-
Other notes payable at interest rates	28.0	12.8	15.2
Capital lease obligations	101.3	114.7	(13.4)
Total	$ 1,662.5	$ 1,813.2	$ (150.7) (1)

HEALTHSOUTH

Debt Schedule
(Millions)
(1) The Company had $80.9 million in cash and cash equivalents as of December 31, 2009.
(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $383.0 million and $341.2 million, respectively. See reconciliation to GAAP on slides 34 through 35.
 Debt to EBITDA(2)  4.3x  5.3x

Exhibit 99.2

Cash Refunds as of Dec. 31, 2009
• Federal tax recoveries virtually complete.
 – Approx. $43 million received.
• State tax refunds in progress.
 – Approx. $21 million received.
 – Approx. $10 million net receivable on
  the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of income
 tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• The Company does not expect to pay significant
 federal income taxes for the next 10-12 years, due
 to approximately $905 million in deferred tax assets
 as of 12/31/09 outlined in the Form 10-K to be filed
 with the SEC. The majority of the deferred tax asset
 is related to net operating losses (NOLs).
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an annual
 use limitation (AUL) under the Internal Revenue
 Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section 382,
 we would be subject to an AUL, which is equal to
 the value of the company at the time of the “change
 of ownership” multiplied by the long-term tax exempt
 rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $893 million.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a
 reduction in the valuation allowance when
 NOLs are utilized.

Exhibit 99.2

4th Qtr. 2009	4th Qtr. 2008	Year-End 2009	Year-End [(1)] 2008
	Weighted Average for the Period			
Basic Shares outstanding [(2) (3)]	92.6	87.4	88.8	83.0
Diluted Shares outstanding [(2) (3) (4)]	107.8	100.7	103.3	96.4

	End of Period	
	Year-End 2009	Year-End [(1)] 2008
Basic Shares outstanding [(2) (3)]	92.6	87.4
Diluted Shares outstanding [(2) (3) (4)]	107.8	100.7

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2)  Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99.2

(In Millions, Except per Share Data)	Three Months Ended December 31,				Year Ended December 31,			
	2009	Per Share [2]	2008	Per Share [2]	2009	Per Share [2]	2008	Per Share [2]
Net income	$ 46.9	$ 0.51	$ 190.2	$ 2.18	$ 128.8	$ 1.45	$ 281.8	$ 3.40
Income from discontinued operations, net of tax, attributable to HealthSouth	(12.5)	(0.14)	(9.0)	(0.10)	(1.5)	(0.02)	(16.6)	(0.20)
Net income attributable to noncontrolling interests	(8.3)	(0.09)	(8.3)	(0.09)	(34.0)	(0.38)	(29.4)	(0.35)
Income from continuing operations attributable to HealthSouth	26.1	0.28	172.9	1.98	93.3	1.05	235.8	2.84
Gain on UBS Settlement	-	-	(121.3)	(1.39)	-	-	(121.3)	(1.46)
Government, class action, and related settlements	(4.6)	(0.05)	(39.3)	(0.45)	36.7	0.41	(67.2)	(0.81)
Professional fees – accounting, tax, and legal	3.8	0.04	31.5	0.36	8.8	0.10	44.4	0.53
Loss on interest rate swaps	2.9	0.03	39.6	0.45	19.6	0.22	55.7	0.67
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.12
Interest associated with UBS Settlement	-	-	(9.4)	(0.11)	-	-	(9.4)	(0.11)
Adjustment for prior period amounts in tax provision	(4.1)	(0.04)	(49.7)	(0.57)	(8.8)	(0.10)	(75.1)	(0.90)
Adjusted income from continuing operations [1][3]	24.1	0.26	24.3	0.28	149.6	1.68	72.9	0.88
Adjustment for dilution [2]		(0.04)		(0.04)		(0.23)		(0.12)
Adjusted income from continuing operations per dikuted share [2][3]		$ 0.22		$ 0.24		$ 1.45		$ 0.76
Current period amounts in tax provision	1.7		1.3		5.6		5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with UBS Settlement	30.8		37.8		125.8		168.9	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	18.1		17.7		70.9		72.4	
Other adjustments per the Company's credit agreement:	74.7		81.1		351.9		319.2	
Impairment charges, including investments	0.2		1.8		1.4		2.4	
Net noncash loss on disposal of assets	0.5		1.4		3.5		2.0	
Loss on early extinguishment of debt	15.6		0.1		12.5		5.9	
Stock-based compensation expense	3.4		3.2		13.4		11.7	
Other	0.3		(0.1)		0.3		-	
Adjusted Consolidated EBITDA [1][3][4]	$ 94.7		$ 87.5		$ 383.0		$ 341.2	
Weighted average common shares outstanding:				87.4				
Basic		92.6		100.7		88.8		83.0
Diluted		107.8				103.3		96.4

HEALTHSOUTH

Three & Twelve Months Reconciliation of Net Income to Adjusted Income
from Continuing Operations and Adjusted Consolidated EBITDA (1) (3)
(1) (2) (3) (4) - Notes on page 35.

Exhibit 99.2

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.